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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) Not applicable

                                 ---------------


                           DUKE CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    0-23977             51-0282142

 (State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation)                Number)         Identification No.)


               526 South Church Street
              Charlotte, North Carolina                    28202-1904
       (Address of principal executive offices)            (Zip Code)


                                  (704) 594-6200
               (Registrant's telephone number, including area code)


                                 ---------------

                                 Not applicable
             (Former name or address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         The registrant files this Form 8-K Current Report for the purpose of filing the exhibits listed below. Exhibits 99(a) and 99(b) are expected to be filed in identical form during March 2001, with the registrant's Form 10-K Annual Report for the year ended December 31, 2000.

      (c)   Exhibits


            23(a) Independent Auditors' Consent

            99(a) Consolidated Financial Statements:

                     Independent Auditors' Report

                     Consolidated Statements of Income
                     for the Years Ended December 31, 2000, 1999 and 1998

                     Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998

                     Consolidated Balance Sheets as of December 31, 2000 and
                     1999

                     Consolidated Statements of Common Stockholder's Equity and Comprehensive Income for the Years Ended December 31, 2000, 1999 and 1998

                     Notes to Consolidated Financial Statements



            99(b) Management's Discussion and Analysis of Results of Operations
                  and Financial Condition

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DUKE CAPITAL CORPORATION



                                    By:  /s/ Sandra P. Meyer
                                          Name:  Sandra P. Meyer
                                          Title: Controller



Dated:  March 9, 2001

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                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

            23(a) Independent Auditors' Consent

            99(a) Consolidated Financial Statements:

                      Independent Auditors' Report

                      Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998

                      Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998

                      Consolidated Balance Sheets as of December 31, 2000
                      and 1999

                      Consolidated Statements of Common Stockholder's Equity and Comprehensive Income for the Years Ended December 31, 2000, 1999 and 1998

                      Notes to Consolidated Financial Statements



            99(b) Management's Discussion and Analysis of Results of Operations
                  and Financial Condition

                                       4